Exhibit 99.1

August 2016

2 DISCLAIMER All statements other than statements of historical facts included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements, including the company’s revised revenue guidance for 2016. Although we believe that we have a reasonable basis for forward-looking statements contained herein, we caution you that they are based on current expectations about future events affecting us and are subject to risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that may cause our actual results to differ materially from those expressed or implied by forward-looking statements in this presentation. These potential risks and uncertainties include, without limitation, uncertainties about our ability to maintain profitability; our dependence on the success and market acceptance of the iStent; our ability to leverage our sales and marketing infrastructure to increase market penetration and acceptance of our products; our dependence on a limited number of third-party suppliers for components of our products; the occurrence of a crippling accident or other disruption at our primary facility, which may materially affect our manufacturing capacity and operations; maintaining adequate coverage or reimbursement by third-party payors for procedures using the iStent or other products in development; our ability to properly train, and gain acceptance and trust from, ophthalmic surgeons in the use of our products; our ability to successfully develop and commercialize additional products; our ability to compete effectively in the highly competitive and rapidly changing medical device industry and against current and future competitors (including MIGS competitors) that are large public companies or divisions of publicly traded companies that have competitive advantages; the timing, effect and expense of navigating different regulatory approval processes as we develop additional products and penetrate foreign markets; the impact of any product liability claims against us and any related litigation; the effect of the extensive and increasing federal and state regulation in the healthcare industry on us and our suppliers; the lengthy and expensive clinical trial process and the uncertainty of outcomes from any particular clinical trial; our ability to protect, and the expense and time-consuming nature of protecting, our intellectual property against third parties and competitors that could develop and commercialize similar or identical products; the impact of any claims against us of infringement or misappropriation of third party intellectual property rights and any related litigation; and the market’s perception of our limited operating history as a public company. These and other known risks, uncertainties and factors are described in detail under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 filed with the Securities and Exchange Commission and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, which we expect to file on or before August 5, 2016. Our filings with the Securities and Exchange Commission are available in the Investor Section of our website at www.glaukos.com or at www.sec.gov. In addition, information about the risks and benefits of our products is available on our website at www.glaukos.com. All forward-looking statements included in this press release are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on the forward-looking statements in this press release, which speak only as of the date hereof. We do not undertake any obligation to update, amend or clarify these forward-looking statements whether as a result of new information, future events or otherwise, except as may be required under applicable securities law.

3 is transforming glaucoma therapy LARGE MARKET Growing $5.1bn global opportunity1 UNMET NEED Significant drawbacks of current treatments DEMONSTRATED EXECUTION Broad reimbursement and highly successful launch JUST THE BEGINNING Advanced portfolio of micro-scale injectable therapies 1 Market Scope estimate for 2015 total global glaucoma market

US GLAUCOMA POPULATION1 Reducing IOP is the only proven treatment for glaucoma Aging Population Drives Glaucoma Prevalence 1 Market Scope estimates for glaucoma prevalence; excludes ocular hypertension 2 Market Scope estimates for total global glaucoma market Typically associated with elevated intraocular pressure (IOP) Open-angle glaucoma (OAG) is most common type and majority of patients have mild-to-moderate OAG Global glaucoma population to increase from 80mm in 2015 to 90mm in 20201 2015 2020 $5.1 billion market2 $7.1 billion market2 (in millions) 4 3.5 3.8 4.3 4.8 0 1 2 3 4 5 2015 2020 Open-Angle Glaucoma All Glaucoma

5 How The Eye’s Drainage System Works Elevated IOP occurs when aqueous humor outflow through the trabecular meshwork and into Schlemm’s canal is reduced due to degeneration and obstruction Secondary outflow pathway is the suprachoroidal space

6 Conventional Glaucoma Treatment Options Laser Prescription Eye Drops 01 High non-compliance rates Complex, frequent and lifelong dosing regimens; adverse side effects Recurring expense for patient and payor 02 Effects dissipate within 1-5 years Repeat procedures less effective Medication may still be necessary post-treatment Invasive Surgery 03 High complication and failure rates Lack of long-term efficacy Medication may still be necessary post-treatment Significant drawbacks limit effectiveness, create challenges for physicians & patients

7 Conventional Surgery iStent vs. Conventional Surgery

8 Our Solution Portfolio: Transformational Shift to Micro-Scale Injectable Therapy RESTORE FLOW FURTHER ENHANCE FLOW COMBINATION DRUG & FLOW iStent Inject, iStent Supra and iDose are not approved by the FDA. iStent Inject and iStent Supra are currently being evaluated in IDE clinical trials; a Phase II IND clinical trial began in early 2016 to evaluate the iDose iStent Inject® Injectable 2-stent therapy for combo-cataract and standalone procedures iStent® Used in combination with cataract surgery iStent Supra® Designed to access secondary outflow pathway iDoseTM Targeted injectable drug-delivery implant; sustained drug therapy Injectable Flow Platform Injectable Drug Delivery Precision solutions for complete range of glaucoma disease states & progression The iStent is approved in the European Union and certain other international markets for use either in combination with cataract surgery or as a standalone procedure in phakic and pseudophakic eyes. In the United States, the iStent is indicated for use in conjunction with cataract surgery for the reduction of IOP in adult patients with mild-to-moderate open-angle glaucoma currently treated with ocular hypotensive medication.

9 Comprehensive Clinical Results

Recent published peer-reviewed clinical results show improvement over 2008 IDE pivotal trial iStent + cataract surgery patients achieved IOP < 15 mm Hg at 3 years1 65% of phakic/pseudophakic patients achieved postoperative IOP < 15 mm Hg without medications at 12 months with single iStent2 iStent + cataract surgery demonstrates sustained efficacy and safety for 4+ years3 Use of multiple stents may provide additional reductions in IOP and medication use, and may offer titratable therapy to reach pre-designated patient target pressures2 Combining trabecular bypass and suprachoroidal stents may provide effective therapy in the future for patients with progressive glaucoma4 10 Comprehensive Clinical Results: What We Are Discovering 1 Neuhann T, J Cataract Refract Surg 2015; 2 Katz LJ et al Clinical Ophthalmology 2015; 3 Arriola-Villalobos Br J Ophthalmol 2012; 4 Myers S AGS 2016

11 p = 0.004 p = 0.010 Primary Endpoint IOP < 21 mm Hg w/o meds Secondary Endpoint IOP > 20% w/o meds iStent + Cataract Surgery (n=117) AT 12 MONTHS US Pivotal Trial Results FDA Approved June 2012: iStent Shown to Reduce IOP Cataract Surgery Only (n=123) First prospective, randomized, open label, multi-center, controlled, US IDE clinical trial ever conducted in support of a glaucoma device At 12 months, 85% of iStent + cataract surgery group was medication free Both groups managed to same IOP threshold iStent + cataract surgery had similar overall safety profile to cataract surgery only

12 Compelling Clinical Results: Single iStent + Cataract Surgery Achieves < 15 mm Hg Through 3 Years Consecutive series of 62 eyes; decision to implant based on patient desire to reduce topical meds and intent to offer surgical treatment with favorable safety profile In consistent cohort of 39 eyes followed through 36 months, mean IOP was 14.9 mm Hg, a 36% reduction Over same period, mean number of topical meds declined from 1.9 to 0.3, or 86% MEAN IOP CONSISTENT COHORT THROUGH 3 YEARS (n=39) mm Hg AT 36 MONTHS Reduction in Mean IOP Reduction in Mean # of Meds 36% 86% Neuhann T, J Cataract Refract Surg 2015 23.4 13.9 14.3 14.9 12 16 20 24 Preop Month 12 Month 24 Month 36

13 Compelling Clinical Results: Long-term Efficacy of iStent + Cataract Surgery Shown in International Study + CATARACT SURGERY Prospective, non-comparative, uncontrolled, non-randomized, interventional case series study of 19 patients with uncontrolled mild-to-moderate OAG using 1 or more topical glaucoma medications Mean IOP decreased to 16.3 mm Hg versus preoperative medicated IOP of 19.4 mm Hg; mean number of topical medications used declined from 1.3 to 0.8 Arriola-Villalobos P et al Br J Ophthalmol January 2012 mm Hg Mean IOP After mean follow-up of 54 months, 42% of patients were medication free 19.4 17.4 17.3 16.1 15.9 16.5 16.1 16.3 12 14 16 18 20 Preop (n=19) Month 1 (n=19) Year 1 (n=19) Year 2 (n=19) Year 3 (n=19) Year 4 (n=16) Year 5 (n=13) Final (n=19)

14 Compelling Clinical Results: International Study Shows IOP-Lowering Capability of 1, 2 and 3 iStents Prospective, randomized study of 119 OAG patients with preoperative unmedicated IOP of 22-38 mm Hg Safety data similar across all stent groups Demonstrates potential to titrate treatment based on patient’s specific disease state severity & progression Patients randomized to receive 1, 2 or 3 iStents in standalone procedure; follow-up to continue for 5 years Mean IOP at 18 Months without Glaucoma Medications Katz LJ et al Clinical Ophthalmology 2015 The iStent is approved in the European Union and certain other international markets for use either in combination with cataract surgery or as a standalone procedure in phakic and pseudophakic eyes. In the United States, the iStent is indicated for use in conjunction with cataract surgery for the reduction of IOP in adult patients with mild-to-moderate open-angle glaucoma currently treated with ocular hypotensive medication. mm Hg 15.9 14.1 12.2 10 14 18 22 26 Mean preop medicated IOP Mean preop IOP after washout Month 18 mean IOP without medication 1 Stent 2 Stent 3 Stent

15 Compelling Clinical Results: International Study Shows IOP-Lowering Capability of 1, 2 and 3 iStents Prospective, randomized study of 119 OAG patients with preoperative unmedicated IOP of 22-38 mm Hg Safety data similar across all stent groups IOP < 15 mm Hg IOP < 18 mm Hg IOP > 20% vs baseline % of eyes Demonstrates potential to titrate treatment based on patient’s specific disease state severity & progression Patients randomized to receive 1, 2 or 3 iStents in standalone procedure; follow-up to continue for 5 years Proportional Analyses of IOP at 12 Months without Glaucoma Medications Katz LJ et al Clinical Ophthalmology 2015 The iStent is approved in the European Union and certain other international markets for use either in combination with cataract surgery or as a standalone procedure in phakic and pseudophakic eyes. In the United States, the iStent is indicated for use in conjunction with cataract surgery for the reduction of IOP in adult patients with mild-to-moderate open-angle glaucoma currently treated with ocular hypotensive medication. 65% 85% 92% 89% 90% 92% 89% 90% 92% 1 Stent Group (n=37) 2 Stent Group (n=41) 3 Stent Group (n=38)

16 Compelling Combination Clinical Results: International Study of Dual Physiologic Outflow in Failed Trab Patients + + 1 Medication Mean IOP (mm Hg) Myers S. AGS 2016 The iStent is approved in the European Union and certain other international markets for use either in combination with cataract surgery or as a standalone procedure in phakic and pseudophakic eyes. In the United States, the iStent is indicated for use in conjunction with cataract surgery for the reduction of IOP in adult patients with mild-to-moderate open-angle glaucoma currently treated with ocular hypotensive medication. iStent Supra is not currently approved by the FDA. 96% achieved IOP < 15 mm Hg at 36 months 97% achieved > 20% reduction in IOP at 36 months vs preoperative medicated IOP Underscores power of combining Schlemm’s canal and suprachoroidal space for refractory glaucoma patients 22 .0 26.4 13.4 13.6 13.7 13.3 13.6 12.9 12.5 12.2 12.6 6 11 16 21 26 31 Screening (n=80) Baseline (n=80) Day 1 (n=80) Week 1 (n=80) Month 1 (n=80) Month 6 (n=79) Month 12 (n=78) Month 18 (n=78) Month 24 (n=77) Month 30 (n=77) Month 36 (n=72)

18 17 Prospective clinical trials currently underway Clinical Research Program Statistics 45 Articles published in peer-reviewed journals

18 Global Commercial Operations

19 Seizing First Mover Opportunity in Targeted Markets: Commercial Execution Highlights Since US FDA Approval US Market Development US Reimbursement International Expansion Highly successful launch of new market medical device in ophthalmology Delivered strong revenue and surgeon adoption growth rates Established seasoned ophthalmic sales force Investing in multiple programs to acquaint, inform and engage physicians and patients on iStent benefits 100% Medicare Administrative Contractor (MAC) coverage within 7 months of launch 92% of current target patient population covered for iStent procedure via Medicare or private insurance Established 2 category III CPT codes Separate physician payment approximately $500 higher for iStent + cataract surgery than cataract surgery alone Secured regulatory approvals for iStent and iStent Inject in targeted markets Direct sales teams established in Australia, Canada, Germany and Japan; transition to direct selling model underway in additional markets, including United Kingdom, Sweden and Brazil Other international markets served by ophthalmic distributors

45 52 20 in Q2 2015 in Q2 2016 TOTAL NET SALES (in millions) 16% year-over-year growth in domestic sales organization 61% year-over-year growth in net sales Q2 2016 Financial & Operational Performance: Growth Reflects iStent Adoption Trends Avg. Number of US Sales Reps 17.8 28.6 $0 $5 $10 $15 $20 $25 $30 $35 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016

21 Current & Future Potential MIGS Market Participants ALCON cypass 6.35mm suprachoroidal device for implantation into supraciliary space using guidewire delivery (actual) Ivantis hydrus 8mm nitinol scaffolding device implanted into Schlemm’s canal (image) iStent iStent Inject CyPass Hydrus

22 Strong net sales growth driven by increased iStent utilization across an expanding customer base Financial Summary $20.9 $45.6 $71.7 NET SALES (IN MILLIONS) 1H: $51.6 Six months ended June 30 GROSS MARGIN 81% 86%* Favorable gross margin reflects efficient manufacturing and cost structure Continued investments planned to bring pipeline of promising MIGS innovations to large, growing market * 2016 gross margin reflects suspension of medical device excise tax for 2016-2017, as well as Q1 2016 iStent inject sales in Australia and Canada for which manufacturing costs had been charged to R&D expense in 2015 2013 2014 2015 2016 1H: $32.4 2015 2016

23 Increase US iStent adoption with seasoned sales force, broad reimbursement coverage and compelling clinical results Growth Strategies: Establishing MIGS as OAG Standard of Care 01 Secure FDA approvals with expanded indications for iStent pipeline products 02 Develop, secure regulatory approval for and commercialize iDose drug-delivery pipeline 03 Extend global reach of MIGS-based platform through targeted international expansion 04

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